                                                                    Exhibit 99.3

                       MANUFACTURING AND SUPPLY AGREEMENT

         This Manufacturing and Supply Agreement (the "Agreement"), dated as of ______________, 2002, is entered into by and among IGI, Inc., a Delaware corporation ("IGI"), Igen, Inc., a Delaware corporation ("Igen") (IGI and Igen, collectively, the "Suppliers" and each a "Supplier"), and Vetoquinol, U.S.A., Inc., a Delaware corporation (the "Purchaser").

                                R E C I T A L S

         WHEREAS, the Suppliers are in the business of the production and marketing of products in the animal health business, such as pharmaceuticals, nutritional supplements and grooming aids and formulations under the names EVSCO Pharmaceuticals, Tomlyn and Luv'Em, among others (collectively, the "Pet Business");

         WHEREAS, the Purchaser and IGI have entered into that certain Asset Purchase Agreement (the "Purchase Agreement"), dated as of February 6, 2002, pursuant to which the Purchaser has agreed to purchase, and IGI has agreed to sell the Purchased Assets (as defined in the Purchase Agreement) as further set forth in the Purchase Agreement;

         WHEREAS, certain products manufactured, marketed or sold by the Pet Business incorporate Novasome Technology in a form manufactured by the Suppliers;

         WHEREAS, Section 2.02 of the Purchase Agreement provides that IGI, Igen and the Purchaser will each execute and deliver to each other this Agreement at the Closing (as defined in the Purchase Agreement);

         WHEREAS, the Suppliers desire to supply the Purchaser with certain products incorporating Novasome Technology on the terms and conditions set forth in this Agreement;

         WHEREAS, the Purchaser desires to have the Suppliers supply to it such products on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the above premises and the mutual agreement set forth herein, the parties agree as follows:

         1.   Definitions.  Capitalized terms used in this Agreement and not
              -----------
otherwise defined herein shall have the meaning set forth below.

         "Change of Control" means, with respect to any person (the "Target"), the sale, transfer or other disposition of all or substantially all of such Target's assets to one or more other persons (the "Acquiror") in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the Acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Target immediately prior to that transaction.

         "Field" means the manufacture, packaging, marketing, selling or other distribution of products for use in the animal health business.

         "Force Majeure" means any event beyond the control of the parties, including, without limitation, fire, flood, riots, strikes, epidemics, war (declared or undeclared and including the continuance, expansion or new outbreak of any war or conflict now in existence), acts of terrorism and responses thereto, shortages, scarcities, embargoes and governmental actions or decrees.

         "IGI-Novasome Products" means those products by which Novasome Technology is included by the Suppliers in the Technology Products as of the date hereof (or in the case of Technology Products whose distribution was discontinued prior to the date hereof, on such date of discontinuance), including, but not limited to, those set forth on Exhibit A attached hereto.

         "License Agreement" means that certain License Agreement, dated December 13, 1995 by and between Micro-Pak, Inc., a Delaware corporation ("Micro-Pak"), and Igen.

         "Novasome Technology" means any technology, intellectual property, trade secrets, processes and other property licensed, provided or used or permitted to be licensed, provided or used under the License Agreement that was used in any products of the Pet Business on or prior to the Closing Date of the Purchase Agreement.

         "person" (regardless of whether capitalized) means any natural person, entity, or association, including any corporation, partnership, limited liability company, government (or agency or subdivision thereof), trust, joint venture, or proprietorship.

         "Related Technology" means any new technology or product incorporating Novasome Technology developed solely by or for IGI or any of its wholly-owned subsidiaries (and no other person other than IGI or any of its wholly-owned subsidiaries), which technology IGI desires to use in the Field.

         "Technology Products" means all product lines or product categories in the field known as:

         (i) shampoos, if such products contain any of the active ingredients contained in any products of the Pet Business that are shampoos that exist on the date hereof or existed at any time prior hereto;

         (ii) creme rinses, if such products contain any of the active ingredients contained in any products of the Pet Business that are creme rinses that exist on the date hereof or existed at any time prior hereto;


         (iii) moisturizing sprays or ear cleansers, to the extent such sprays or ear cleansers, as the case may be, are formulated with 100% Novasome Technology; and

         (iv)  hand cremes.

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

A product which is a Technology Product shall cease to be a Technology Product if the Novasome Technology in its formulation is reduced to a de minimis amount compared to the amount of Novasome Technology in its formulation in effect on the date hereof (or, if the product has been discontinued prior to the date hereof, its formulation on the date that its use was discontinued).

         2.   Supply of Products; Forecasts and Orders.
              ----------------------------------------

         2.1. General. Subject to the terms and conditions of this Agreement,
              -------
the Suppliers shall sell to the Purchaser, and the Purchaser shall purchase from the Suppliers, the IGI-Novasome Products, in such quantities and at such times as ordered by the Purchaser in accordance with Section 2 hereof. The Suppliers shall use commercially reasonable efforts to maintain manufacturing capacity sufficient to meet the Purchaser's needs on a timely basis. In the event of any shortage of any raw materials or supplies required by the Suppliers to manufacture the IGI-Novasome Products forecast under Section 2.2, the Suppliers shall assure that the Purchaser's Orders for the IGI-Novasome Products are fulfilled on a pro rata basis, based upon the available raw materials and supplies and the other needs, requirements and commitments of the Suppliers (including, without limitation, the manufacture, production and supply of products for the Suppliers' use in the Suppliers' businesses) for such raw materials and supplies.

         2.2. Forecasts. Promptly after the Effective Date, the Purchaser shall
              ---------
provide the Suppliers with a written forecast of its estimated purchases of each IGI-Novasome Product for the next three (3) months. Suppliers shall use reasonable commercial efforts to fill Orders that are consistent with such forecast. On the 15/th/ day of every month commencing with the second month after the Effective Date, the Purchaser shall provide the Suppliers with a written forecast of the Purchaser's estimated purchases of IGI-Novasome Products during each month of the 3-month period beginning with the second month following the month in which the forecast is given. For example, on January 15/th/ the Purchaser would give a forecast of the months of March, April and May. On February 15/th/ the Purchaser would give a forecast for the months of April, May and June. The last forecast in which a month is included shall constitute a binding commitment to purchase in such month, at the minimum, 75% of the estimated purchases of each IGI-Novasome Product set forth in such forecast with respect to such month. For example, the month of May would be included in forecasts given on January 15/th/ , February 15/th/ and March 15/th/. The forecast for May included in the March 15/th/ forecast would be binding on the Purchaser to the extent provided above. In no event will the Suppliers be required to supply, otherwise provide or sell to the Purchaser with respect to any month any IGI-Novasome Products in excess of the amount for such IGI-Novasome Products set forth in the binding forecast provided by the Purchaser to the Suppliers under this Section 2.2 for such month.


         2.3. Orders. Orders to purchase the IGI-Novasome Products under this
              ------
Agreement ("Orders") shall be made in writing and submitted by mail, facsimile, electronic mail or other means agreed upon by the parties. Each order must specify the quantity of each IGI-Novasome Product being ordered and the delivery dates therefor. All orders shall reference and incorporate the terms and conditions set forth in this Agreement. The quantity for each IGI-Novasome Product ordered in any Order shall be set in whole number units of 2,000 kilogram batch sizes, with a minimum order of one 2,000 kilogram batch size. No Order shall set a delivery date for less than forty-five (45) days after the date that such Order is delivered to the Suppliers.

         2.4. Specifications. During the Term, the Suppliers shall assure that
              --------------
the IGI-Novasome Products shall conform in all material respects to those formulations and specifications for IGI-Novasome Products utilized by the Suppliers in their conduct of the Pet Business on the date of the Purchase Agreement and on the date hereof (collectively, the "Specifications"). The Specifications are described in Exhibit B attached hereto. Except as may be required by Sections 2.5 and 5, no change shall be made to the Specifications without the Purchaser's prior written consent.

         2.5. Compliance. The Suppliers shall comply with all applicable laws
              ----------
and regulations, and all approvals and permits maintained by it, if any, with respect to the manufacture, sale and delivery of IGI-Novasome Products under this Agreement.

         3.   Delivery; Acceptance and Rejection; Payment.
              -------------------------------------------

         3.1. Deliveries. The Suppliers shall deliver all IGI-Novasome Products
              ----------
specified under each Order, f.o.b. the Suppliers' plant in Buena, New Jersey (or such other location in the United States as the Suppliers may designate to the Purchaser in writing). In the event that the Suppliers are, or may become, unable to timely fill any Order for any reason, the Suppliers shall promptly notify the Purchaser of such inability.

         3.2. Right to Reject Delivery. Upon receipt of any delivery of
              ------------------------
IGI-Novasome Products hereunder, the Purchaser shall make or cause to be made such inspection and tests of the IGI-Novasome Products as the Purchaser shall deem reasonably necessary to determine whether or not such IGI-Novasome Products conform to the Specifications and the Purchaser's Order. In the event any IGI-Novasome Product fails to so conform, before using the IGI-Novasome Product, the Purchaser shall give the Suppliers written notice of such failure (which notice shall describe the specific failure to conform) within sixty (60) days after the date of delivery of the IGI-Novasome Product to the Purchaser, and at the Purchaser's election, the Suppliers shall promptly either (i) replace the nonconforming IGI-Novasome Product(s) within thirty (30) days after receipt of such notice from the Purchaser, or (ii) issue to the Purchaser a credit in the amount of the Manufacturing Fee applicable to the of the nonconforming IGI-Novasome Product(s) plus applicable taxes and costs, to the extent such Manufacturing Fee, taxes and costs have been paid by the Purchaser. In the case of either replacement or credit pursuant to the preceding clauses (i) and (ii), the Purchaser shall promptly return to the Suppliers the nonconforming IGI-Novasome Product at the Supplier's cost.

         3.3. Payment. During the Term, the Purchaser shall pay to IGI, within
              -------
thirty (30) days of delivery of a shipment of IGI-Novasome Products under an Order, on an order-by-order basis, a manufacturing fee (the "Manufacturing Fee") for each IGI-Novasome Product as specified in Exhibit A attached hereto;
                                              ---------
provided, however, that the Purchaser shall not pay any Manufacturing Fee for any IGI-Novasome Product(s) that are rejected by the Purchaser pursuant to
Section 3.2 unless such IGI-Novasome Product(s) are replaced or credited by the Suppliers pursuant to Section 3.2. All payments made by the Purchaser under this
Section 3.3 shall be made in U.S. Dollars. The Manufacturing Fee for each IGI-Novasome Product set forth in

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

Exhibit A shall govern through the date three (3) years subsequent to the date
---------
of this Agreement, subject to increase on an annual basis by a percentage equal to twenty percent of the percentage by which the Producer Price Index published by the United States Department of Labor as may be applicable to the State of New Jersey (the "PPI") has increased during such annual period. Thereafter such Manufacturing Fee shall be subject to increase on an annual basis by a percentage equal to the percentage by which the PPI has increased during such annual period. For any new products or reformulation of old products, the parties will negotiate in good faith a fee to be paid to IGI. In the event the parties are not able to come to terms on such a fee, the Suppliers shall have no obligation to supply, otherwise provide or sell to the Purchaser any such new products or reformulations of old products and shall have no liability to the Purchaser with respect thereto. Notwithstanding anything in this Agreement to the contrary, the Suppliers shall not be under any obligation to supply IGI-Novasome Products to the Purchaser during any period when any material portion of the Manufacturing Fee has not been paid when due, provided that any portion of the Manufacturing Fee as to which there exists a bona fide dispute between the Purchaser and the Suppliers shall not be deemed unpaid for the purposes of this sentence.

         4.   Use of IGI-Novasome Products; Access to Related Technology.
              ----------------------------------------------------------

         4.1. Use of IGI-Novasome Products. The Purchaser shall use the
              ----------------------------
IGI-Novasome Products purchased from the Suppliers pursuant to this Agreement only in connection with the manufacture, packaging, marketing, sale or other distribution by the Purchaser, its successors, assigns or licensees of Technology Products in the Field. The Purchaser and the Suppliers shall negotiate in good faith the terms and conditions upon which Supplier will supply IGI-Novasome Products to the Purchaser for any other purpose. In the event the parties are not able to agree as to the supply of IGI-Novasome Products for another purpose, the Suppliers shall have no obligation to supply, otherwise provide or sell to the Purchaser IGI-Novasome Products for such purpose.

         4.2. Technology. Subject to the provisions of this Section 4.2, the
              ----------
Purchaser shall have the first right of negotiation to become the exclusive purchaser from the Suppliers of any Related Technology. Upon the determination by IGI or any of its wholly-owned subsidiaries to market for commercial use of any Related Technology, the Suppliers shall promptly notify the Purchaser in writing of the existence thereof (the "Related Technology Notice"), and the parties hereby agree to negotiate in good faith with respect to mutually acceptable terms, including distribution and pricing terms, relating to the potential marketing and/or use of such Related Technology. Any Related Technology Notice and the contents thereof shall be held by the Purchaser in the strictest confidence, and the negotiations described in the previous sentence shall be conducted only to the extent covered by a confidentiality agreement in a form reasonably agreeable to both parties. In the event that the Suppliers and the Purchaser are unable to reach a mutually satisfactory agreement regarding any Related Technology within 90 days of the Related Technology Notice, the Suppliers shall be free to offer such Related Technology to others and will have no liability to the Purchaser with respect thereto under this Agreement. Notwithstanding the foregoing, the Suppliers are not required to disclose to the Purchaser, or provide to the Purchaser any opportunity to negotiate to purchase or market, any technology developed by the Suppliers pursuant to a contract or venture or other understanding, arrangement or agreement with a third party (such technology, the "Unrelated Technology"). Any use or licensing of the Unrelated Technology, or the manufacture or supply of any products that contain or are based on the Unrelated Technology by the Suppliers shall not violate this Section 4.2.

         5.   Regulatory, Trademark, Licensing and Patent Matters. The Suppliers
              ----------------------------------------------------
hereby represent and warrant that they have obtained and will maintain all material regulatory approvals that are necessary for manufacturing the IGI-Novasome Products.

         6.   Term and Termination.
              --------------------

         6.1. Term. The term of the Suppliers obligations to supply IGI-Novasome
              ----
Products to the Purchaser hereunder will commence on the date hereof (the "Effective Date"), and, unless sooner terminated as provided in Section 6.2 hereof, will remain in force until December 13, 2015.

         6.2. Termination. This agreement may be terminated as follows:
              -----------

         (a) Either Supplier shall have the right to terminate this Agreement (including any pending orders placed by the Purchaser) immediately upon written notice to the Purchaser in the event the Purchaser files or has filed against it, any petition in a bankruptcy or similar proceeding.

         (b) The Purchaser shall have the right to terminate this Agreement (including any pending orders placed by the Purchaser) immediately upon written notice to either Supplier in the event that either Supplier files or has filed against it any petition in a bankruptcy or similar proceeding.

         (c) The Suppliers may only terminate this Agreement immediately if Purchaser fails to perform any of its material obligations under this Agreement and such nonperformance continues for more than sixty (60) days after written notice is received by Purchaser.

         (d) The Purchaser may terminate this Agreement immediately if any representation or warranty of any Supplier is materially inaccurate or if the Suppliers fail to perform any of their material obligations under this Agreement and such nonperformance continues for a period of sixty (60) days after written notice is received by the Suppliers.

         (e) If the manufacture, sale or distribution of any of the IGI-Novasome Products is prohibited by applicable laws, rules or regulations in effect from time to time, then either of the Suppliers, or the Purchaser, as the case may be, may immediately terminate this Agreement at any time; provided that if such prohibition relates to less than all of the Technology Products, any such termination shall relate only to the Technology Products with respect to which the manufacture, sale or distribution of IGI-Novasome Products is prohibited, and this Agreement shall remain in effect with respect to the Technology Products with respect to which the manufacture, sale or distribution of IGI-Novasome Products is not prohibited.

         (f) The Purchaser may terminate this Agreement for any other reason with a minimum of six (6) months notice of intent to terminate except as otherwise provided herein.

        6.3. Effects of Termination. On the date that this Agreement is
             ----------------------
terminated pursuant to any of the provisions of Section 6.2 (the "Termination Date"), the following shall occur: (i) the Purchaser shall be required to pay to the Suppliers, within a reasonable time following the Termination Date, any Manufacturing Fees incurred as a result of Orders placed prior to, but not after, the Termination Date, and (ii) any and all IGI-Novasome Products manufactured by the Suppliers in response to an Order made by the Purchaser prior to the Termination Date shall be delivered by the Suppliers to the Purchaser pursuant to the terms of such Order.

        7. Warranties. All products formulated by the Suppliers, and all
           ----------
labeling provided by the Suppliers shall be subject to IGI's standard warranty that the IGI-Novasome Products meet the Specifications, and are manufactured in accordance with approved processes and comply with all applicable bulk manufacturing, federal, state and local regulatory requirements. The warranty provisions in this Section 7 provide the exclusive warranties for any product supplied, otherwise provided or sold by the Suppliers to the Purchaser under this Agreement. No other warranty, express or implied, shall apply to any such products. The Suppliers specifically disclaim all implied warranties of merchantability, fitness for a particular purpose and noninfringement.

        8. Insurance. The Suppliers shall maintain general liability insurance,
           ---------
with products liability coverage, in such amounts and upon such terms as the Suppliers deem advisable, but in any event not less than two million dollars ($2,000,000) in coverage. Upon reasonable request from time to time, the Suppliers shall provide the Purchaser with evidence of such insurance.

        9. Notices. All notices, requests, claims, demands and other
           -------
communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by confirmed facsimile or email (with the original to follow by first class mail, postage prepaid) or sent, postage prepaid, by registered or certified mail or internationally recognized express courier service and shall be deemed given when so delivered by hand, email or facsimile or if mailed, five (5) days after mailing (two (2) business day in the case of overnight courier service) at the following addresses (or at such other address for a party as shall be specified by like notice):

        (a) if to the Buyer, to

            VETOQUINOL U.S.A., Inc.
            2000 Chemin Georges
            Lavaltrie, Quebec
            Canada J0K 1H0
            Attention: Normand Robichaud
            Telephone: 450-586-2252
            Facsimile: 450-586-2511
            Email: nrobichaud@vetoquinol.ca

              With a copy to:

              VETOQUINOL S.A.
              Laboratoire Vetoquinol
              34, rue du Chene Sainte-Anne
              70200, Magny-Vernois, France
              Attention:  Directeur General
              Telephone:  011-333-8462-5555
              Facsimile: 011-333-8462-5509
              Email:  dg@vetoquinol.com
        (b)   if to a Seller, to

              IGI, Inc.
              Wheat Road & Lincoln Avenue
              P.O. Box 687
              Buena, NJ     08310-0687
              Attention: John Ambrose
              Telephone:  856-697-1441
              Facsimile:  856-697-2259
              Email:  johnambrose@askigi.com

              With a copy to:

              Hale and Dorr LLP
              60 State Street
              Boston, MA     02109
              Attention:  Jeffrey N. Carp, Esq.
              Telephone:  617-526-6468
              Facsimile:  617-526-5000
              Email:  jeffrey.carp@haledorr.com

        10.   Governing Law. This Agreement shall be governed, construed and
              -------------
enforced in accordance with the internal laws (and not the law of conflicts) of the State of New Jersey.

        11.   Entirety of Agreement; Amendment and Waiver. This Agreement sets
              -------------------------------------------
forth the entire agreement between the parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and none of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein. Neither this Agreement, nor any of the terms or provisions hereof or appendices hereto, may be amended, modified, supplemented or waived, except by a written instrument signed by the parties hereto (or, in the case of a waiver, by the party granting such waiver). No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. No failure of a party hereto to insist upon strict compliance by the other party hereto with any obligation, covenant, agreement or condition contained in this Agreement shall operate as a waiver of any subsequent or other failure.

        12. Assignment. The Suppliers shall not without the Purchaser's prior
            ----------
written consent in any way transfer, assign or otherwise convey either this Agreement or any of the Suppliers' rights, interests, duties or obligations hereunder, except in connection with a Change of Control and then only on condition that the assignee expressly agree in writing delivered to the Purchaser prior to the consummation of the Change of Control to assume all of the Suppliers' obligations hereunder. Notwithstanding anything to the contrary herein, the Suppliers may subcontract out any or all of their obligations under this Agreement. The Purchaser shall not, without the Suppliers' prior written consent, in any way transfer, assign or otherwise convey its rights under
Section 4.2 except in connection with a Change of Control and then only on condition that the assignee expressly agree in writing to assume all of the Purchaser's obligations hereunder.

        13. Actions by the Suppliers. Any action required to be taken by or that
            ------------------------
may be taken by, or any obligation of, the Suppliers under this Agreement shall be deemed taken or performed if taken or performed by any one or more of the Suppliers.

        14. Successors and Assigns. This Agreement shall bind and inure to the
            ----------------------
benefit of the parties hereto and their respective successors and permitted assigns.

        15. Independent Contractor. This Agreement shall not create an agency,
            ----------------------
partnership, joint venture or employer/employee relationship between the parties hereto. Each of the Purchaser and the Suppliers hereby agrees not to represent itself in any of such capacities in any manner whatsoever in reliance on the terms of this Agreement. The sole relationship established by this Agreement is that of independent contractors, and nothing hereunder shall be construed to give either party the power or authority to act for, represent, bind or commit the other party.

        16. Remedies. The parties acknowledge and agree that, in the event of a
            --------
breach or a threatened breach by either party of this Agreement, the other party may suffer irreparable damage for which it will have no adequate remedy at law and, accordingly, shall be entitled to injunctive and other equitable remedies to prevent or restrain such breach or threatened breach, without the necessity of posting any bond or surety, in addition to any other remedy it might have at law or at equity. Unless otherwise provided in this Agreement, each right and remedy set forth in this Agreement is in addition to any other right and remedy, at law or in equity, and the exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

        17. Singular and Plural Forms. The use herein of the singular form shall
            -------------------------
also denote the plural form, and the use herein of the plural form shall denote the singular form, as in each case the context may require.

        18. Headings. The headings contained in this Agreement are for
            --------
convenience of reference only and shall not constitute a part hereof or define, limit or otherwise affect the meaning of any of the terms or provisions hereof.

        19. Counterparts. This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

        20. Limitation on Damages. No party shall be liable to the other under
            ---------------------
strict liability or for any indirect special, exemplary or punitive damages or except as provided in the Uniform Commercial Code, for any incidental or consequential damages in connection with the subject matter of this Agreement or any Order.

        21. Force Majeure. Neither Party shall be liable for any failure or
            -------------
delay of performance under this Agreement due to any Force Majeure. Each party shall use all reasonable efforts to minimize the impact of a Force Majeure upon such party and its ability to perform any of its respective obligations under this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement as of the date first written above.

                                          IGI, INC.

                                          By_________________________________
                                              Name:
                                              Title:

                                          IGEN, INC.

                                          By_________________________________
                                              Name:
                                              Title:

                                          VETOQUINOL U.S.A., INC.

                                          By_________________________________
                                              Name:
                                              Title: